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              Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Post Effective Amendment No. 8 to the Registration Statement (Form N-4, No. 333-10861) and to the use therein of our report dated April 1, 1997, with respect to the statutory-basis financial statements of Lincoln Life & Annuity Company of New York for the period ended December 31, 1996.


                                                       /s/ Ernst & Young LLP

Fort Wayne, Indiana
April 24, 1997